UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2017

(Exact name of registrant as specified in its charter)

Delaware	000-55709	47-1685128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4400 Route 9, Suite 3100 Freehold, NJ 07728

(Address of principal executive offices) (zip code)

646-762-4517

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: Avalon GloboCare Corp. (the “Company”) is filing this Current Report on Form 8K/A (Amendment No. 2) (the “8K/A”) in order to amend its previously filed Current Report on Form 8K, as filed with the Securities and Exchange Commission on October 26, 2017 (the “Initial 8K”), in order to update the closing status of the private placement initially disclosed in the Initial 8K. The 8K/A solely relates to the update of the private placement and the Company is not updating any other information pertaining to any other matter disclosed in the Initial 8K.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities

On October 20, 2017, Avalon GloboCare Corp. (the “Company”) entered into Subscription Agreements with accredited investors (the “October 2017 Accredited Investors”) pursuant to which the October 2017 Accredited Investors agreed to purchase 3,750,000 shares of the Company’s common stock (“October 2017 Shares”) for a purchase price of $3,750,000 (the “Purchase Price”). The amount of the Purchase Price was subsequently increased to $5,150,000 with the final closing occurring as of November 20, 2017. As a result of the above, the number of October 2017 Shares was increased to 5,150,000.

The offer, sale and issuance of the above securities was made to accredited investors and the Company relied upon the exemptions contained in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regard to the sale. No advertising or general solicitation was employed in offering the securities. The offer and sales were made to accredited investors and transfer of the common stock issued was restricted by the Company in accordance with the requirements of the Securities Act of 1933, as amended. The accredited investors acknowledged that they were not aware of nor did it review any registration statement or prospectus filed by the Company with the SEC.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Subscription Agreement between Avalon GloboCare Corp. and the October 2017 Accredited Investors (1)
10.1	Securities Purchase Agreement between Avalon GloboCare Corp. and GenExosome Technologies Inc. dated October 25, 2017 (1)
10.2	Asset Purchase Agreement between GenExosome Technologies Inc. and Yu Zhou dated October 25, 2017 (1)
10.3	Stock Purchase Agreement between GenExosome Technologies Inc., Beijing Jieteng (GenExosome) Biotech Co. Ltd. and Yu Zhou dated October 25, 2017 (1)
10.4	Executive Retention Agreement between GenExosome Technologies Inc. and Yu Zhou dated October 25, 2017 (1)
10.5	Invention Assignment, Confidentiality, Non-Compete and Non-Solicit Agreement between GenExosome Technologies Inc. and Yu Zhou dated October 25, 2017 (1)
99.1 99.2 99.3	Audited Financial Statements of Beijing Jieteng (GenExosome) Biotech Co. Ltd. as of December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015 (2)

Unaudited Financial Statements of Beijing Jieteng (GenExosome) Biotech Co. Ltd. as of June 30, 2017 and 2016 and for the three and six months ended June 30, 2017 and 2016 (2)

Pro Forma Financial Information for Avalon GloboCare Corp. and Beijing Jieteng (GenExosome) Biotech Co. Ltd. as of June 30, 2017 (2)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on October 26, 2017.
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on November 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: November 29, 2017	By:	/s/ Dr. David K. Jin
Name: David K. Jin
Title: Chief Executive Officer, President and Director